UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-11244	35-1547518
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (812) 482-1314

GERMAN AMERICAN BANCORP
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 22, 2006, German American Bancorp (the "Company") amended its articles of incorporation through the filing of Articles of Restatement of Articles of Incorporation with the Indiana Secretary of State. The only material change made by the amendment was to change the name of the Company (as designated by Article I) from "German American Bancorp" to "German American Bancorp, Inc." The text of the Restatement of the Articles of Incorporation of German American Bancorp, Inc., including this amendment to Article I, is set forth in Exhibit 3 to this report, which exhibit is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)    Exhibits.    The exhibit listed in the Exhibit Index that immediately follows the Signatures page to this Report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: May 22, 2006	By: /s/ Mark A. Schroeder Mark A. Schroeder President and Chief Executive Officer

EXHIBIT INDEX

3	Restatement of the Articles of Incorporation of German American Bancorp, Inc.